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                    MORGAN STANLEY MORTGAGE SECURITIES TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MAY 1, 2009 - OCTOBER 31, 2009

                                                                   AMOUNT OF     % OF     % OF
                                     OFFERING                       SHARES      OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF PRICE OF    TOTAL AMOUNT      PURCHASED   PURCHASED  TOTAL
   PURCHASED     TRADE DATE OFFERING  SHARES     OF OFFERING        BY FUND     BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- -------- ----------------- -------------- --------- ------ ------------------- ----------------
John Deere     06/02/09     --    $100.000      $233,600,000        350,000   0.15%    0.35%        Banc of      Banc of America
  Owner Trust                                                                                          America
 2009 1.13155%                                                                                       Securities
  due 7/1/2010                                                                                        LLC, BBVA
                                                                                                     Securities,
                                                                                                     Mitsubishi
                                                                                                         UFJ
                                                                                                     Securities,
                                                                                                     Santander,
                                                                                                         TD
                                                                                                     Securities,
                                                                                                        Citi
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